Exhibit 99.1

Press release

Allarity Therapeutics Closes Its Recapitalization, Share Exchange, and
$20M PIPE Investment; Lists on U.S. Nasdaq Stock Market

Cambridge, MA U.S.A. (December 21, 2021) — Allarity Therapeutics, Inc. (“Allarity” or the “Company”), a clinical-stage biopharmaceutical company developing novel oncology therapeutics together with drug-specific DRP® companion diagnostics for personalized cancer care, today announced the closing of its Recapitalization Share Exchange resulting in its initial public listing of 8,075,824 shares of its common stock and listing on the U.S Nasdaq Stock Market under the trading symbol “ALLR.”

Simultaneously with the closing of its Recapitalization Share Exchange, the Company closed on a $20 million PIPE investment, in which the Company issued 20,000 shares of preferred stock (“Preferred Stock”) at $1,000 per share and a common stock purchase warrant (the “Warrant”) to purchase 2,018,958 shares of common stock to 3i, LP, a Delaware limited partnership.

A registration statement relating to the Recapitalization Share Exchange, filed previously with the Securities and Exchange Commission (“SEC”), became effective on November 5, 2021. An additional registration statement was filed on September 13, 2021, and declared effective by the SEC on December 20, 2021, with respect to the resale of shares of Allarity common stock issued upon conversion of our Preferred Stock or the exercise of the Warrant. Copies of the registration statements can be accessed through the Securities and Exchange Commission’s website at www.sec.gov.

LifeSci Capital acted as exclusive placement agent for the PIPE Investment.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Allarity Therapeutics

Allarity Therapeutics, Inc. (Nasdaq: ALLR) develops drugs for personalized treatment of cancer guided by its proprietary and highly validated companion diagnostic technology, the DRP® platform. The Company has a mature portfolio of five drug candidates, including: Stenoparib, a PARP inhibitor in Phase 2 development for ovarian cancer; Dovitinib, a pan-TKI being prepared for an NDA submission to the FDA for the 3rd line treatment of renal cell carcinoma; IXEMPRA® (Ixabepilone), a microtubule inhibitor approved in the U.S. for the treatment of 2nd line metastatic breast cancer and in Phase 2 development, in Europe, for the treatment of the same indication; LiPlaCis®, a liposomal formulation of cisplatin in Phase 2 development for metastatic breast cancer; and 2X-111, a liposomal formulation of doxorubicin in Phase 2 development for metastatic breast cancer and/or glioblastoma multiforme (GBM). The LiPlaCis® and 2X-111 programs are partnered, via out-license, to Smerud Medical Research International AS. In 2021, Allarity sold the global rights to Irofulven, a DNA-damaging agent in Phase 2 for prostate cancer, back to Lantern Pharma, Inc. The Company maintains an R&D facility in Hoersholm, Denmark. For more information, please visit the company’s website at www.Allarity.com

Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com

About the Drug Response Predictor – DRP® Companion Diagnostic

Allarity uses its drug-specific DRP® to select those patients who, by the genetic signature of their cancer, are found to have a high likelihood of responding to the specific drug. By screening patients before treatment, and only treating those patients with a sufficiently high DRP® score, the therapeutic response rate can be significantly increased. The DRP® method builds on the comparison of sensitive vs. resistant human cancer cell lines, including transcriptomic information from cell lines combined with clinical tumor biology filters and prior clinical trial outcomes. DRP® is based on messenger RNA from patient biopsies. The DRP® platform has proven its ability to provide a statistically significant prediction of the clinical outcome from drug treatment in cancer patients in 37 out of 47 clinical studies that were examined (both retrospective and prospective), including ongoing, prospective Phase 2 trials of Stenoparib and IXEMPRA®. The DRP® platform, which can be used in all cancer types and is patented for more than 70 anti-cancer drugs, has been extensively published in peer reviewed literature.

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Twitter: https://twitter.com/allaritytx

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide Allarity’s current expectations or forecasts of future events. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements relating to the Company’s NDA submission for dovitinib and its PMA submission for the drug-specific DRP® companion diagnostic for dovitinib, any statements related to ongoing clinical trials for stenoparib for the treatment of advanced ovarian cancer, or ongoing clinical trials (in Europe) for IXEMPRA® for the treatment of metastatic breast cancer, and statements relating to the effectiveness of the Company’s DRP® companion diagnostics platform in predicting whether a particular patient is likely to respond to a specific drug. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive reviews of the data, and as more patient data become available, the risk that results of a clinical study are subject to interpretation and additional analyses may be needed and/or may contradict such results, the receipt of regulatory approval for dovitinib or any of our other therapeutic candidates or, if approved, the successful commercialization of such products, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or our development of our product candidates, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our therapeutic candidates, and the risk that the current COVID-19 pandemic will impact the Company’s current and future clinical trials and the timing of the Company’s preclinical studies and other operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our Form S-1 registration statement on file with the Securities and Exchange Commission, available at the Securities and Exchange Commission’s website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and the Company undertakes no duty to update this information unless required by law.

Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com

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Company Contact:

Jens Knudsen

Chief Financial Officer

investorrelations@allarity.com

Investor Relations:

Chuck Padala

LifeSci Advisors

+1 (646) 627-8390

chuck@lifesciadvisors.com

U.S. Media Contact:

Mike Beyer
Sam Brown, Inc.
+1 (312) 961-2502
mikebeyer@sambrown.com

EU Media Contact:

Thomas Pedersen

Carrotize PR & Communications

+45 6062 9390

tsp@carrotize.com

Allarity Therapeutics, Inc. I 210 Broadway, #201 I Cambridge, MA I U.S.A. I NASDAQ: ALLR I www.allarity.com